                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  September 21, 1998



                          PHP HEALTHCARE CORPORATION
            (Exact name of Registrant as specified in its charter)



State or other jurisdiction of incorporation:  Delaware

Commission File No.:  0-16235

I.R.S. Employer Identification No.:  54-1023168

Address of principal executive offices:  11440 Commerce Park Drive
                                         Reston, VA  22091

Registrant's telephone number, including area code:  (703) 758-3600

Former name or former address, if changed since last report:  Not applicable
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ITEM 5.  OTHER EVENTS.
         ------------

     On September 21, 1998, the Acting Commissioner of the New Jersey Department of Banking and Insurance published an order placing HIP of New Jersey, Inc. under administrative supervision.

     On September 22, 1998, Pinnacle Health Enterprises, L.L.C., a subsidiary of the registrant, issued a press release in response to the action taken by the New Jersey Department of Banking and Insurance.

     Copies of the press release and order issued by the New Jersey Department of Banking and Insurance and the press release issued by Pinnacle Health Enterprises are filed as exhibits to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

     The following exhibits are furnished as part of this report:

  Exhibit                          Description
  -------                          -----------
   99.1         News Release, dated September 21, 1998, issued by the Acting
                Commissioner of the New Jersey Department of Banking and
                Insurance.

   99.2         Order No. A98-135, dated September 21, 1998, issued by the
                Acting Commissioner of the New Jersey Department of Banking and
                Insurance.

   99.3         Press Release, dated September 22, 1998, issued by Pinnacle
                Health Enterprises, L.L.C.


FORWARD LOOKING STATEMENTS
--------------------------

     This Report contains forward-looking statements. The words "believe," "expect" and "anticipate" and similar expressions identify such forward-looking statements. These forward-looking statements reflect the Company's views with respect to future events and financial performance. Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially from those projected in the forward-looking statements. Risks associated with the Company's forward-looking statements include, but are not limited to, those risk factors described in the Company's Form 10-K under the caption "Business -- Risk Factors." Readers are

                                       2
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cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PHP HEALTHCARE CORPORATION



                                     By:
                                        ----------------------------------
                                        Name: Anthony P. Picini
                                        Title: Executive Vice President and
                                               Chief Financial Officer

Dated:  September 25, 1998

                                 EXHIBIT INDEX

  Exhibit                          Description
  -------                          -----------
    99.1                News Release, dated September 21, 1998, issued by the
                        Acting Commissioner of the New Jersey Department of
                        Banking and Insurance.

    99.2 Order No. A98-135, dated September 21, 1998, issued by the Acting Commissioner of the New Jersey Department of
                        Banking and Insurance.

    99.3                Press Release, dated September 22, 1998, issued by
                        Pinnacle Health Enterprises, L.L.C.